                                                                    EXHIBIT 99.3

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

CASE NAME:  ERLY Industries, Inc.                        Petition Date: 09/28/98

                                                     CASE NUMBER:  98-21515-C-11

                          MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING NOVEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------
               MONTH                               OCTOBER, 1998  NOVEMBER, 1998
------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                      $     0     $          0
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)             ($24,616)        ($58,756)
NET INCOME(LOSS) (MOR-6)                             ($24,616)        ($58,756)

PAYMENTS TO INSIDERS (MOR-9)                          $13,000       $   17,200
PAYMENTS TO PROFESSIONALS (MOR-9)                     $ 6,201       $    2,858
TOTAL DISBURSEMENTS (MOR-8)                           $ 4,048       $   64,154

------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
OF SIGNATURE DATE                                          EXPIR
                                                            DATE
---------------------------------------------------------------------
CASUALTY                   YES     (_)     NO    (X)         NA
LIABILITY                  YES     (X)     NO    (_)       04/01/99

VEHICLE                    YES     (_)     NO    (X)          NA

WORKERS                    YES     (X)     NO    (_)       02/01/99
OTHER - FOREIGN PACK.      YES     (X)     NO    (_)       04/01/99

---------------------------------------------------------------------

---------------------------------------------------------------------
ATTORNEY NAME:          Matthew Rosenstein, Esq.
FIRM:
ADDRESS:                711 N Carancahua,  # 420
ADDRESS:
CITY, STATE, ZIP        Corpus Christi,  TX  78475
TELEPHONE:              512-883-5577
---------------------------------------------------------------------
Are all accounts receivable being collected within terms.        Unknown      see attachment
                                                                 -------      --------------
Are all post-petition liabilities, including taxes, being paid within terms?  Yes
                                                                              ---
Have any pre-petition liabilities been paid?        No        If so, describe
                                                    --
Are all funds received being deposited into DIP bank account?                  Yes
                                                                               ---
Were any assets disposed of outside of the normal course of business?          No
                                                                               --
If so, describe.
Are all U. S. Trustee quarterly fee payments current?                          Yes
                                                                               --
What is the status of your Plan of Reorganization?                             In Process - Pending
                                                                               --------------------

          I certify under penalty of perjury that the following complete
          Monthly Operating Report (MOR), consisting of MOR-1 through
          MOR-9 plus attachments, are true and correct except that the information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant. I make no claim as to accuracy of that information.

          SIGNED:            /s/ Nanette N. Kelley
                  -----------------------------------------------------------
                                 Nanette N. Kelley

          TITLE:                     President
                 -----------------------------------------------------------


MOR-1


                                                COMPARATIVE BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------------
                  ASSETS                          FILING DATE*
                                                   09/28/1998       OCTOBER, 1998    NOVEMBER, 1998
----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                              $141,972           $139,572          $177,758
    ACCOUNTS RECEIVABLE, NET                           241,322            241,322           248,389
    INVENTORY: LOWER OF COST OR MARKET                       0                  0                 0
    PREPAID EXPENSES                                    39,239             39,239            51,239
    INVESTMENTS                                              0                  0                 0
    OTHER                                               71,173             71,173            71,173
                                           ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   493,706            491,306           548,559        0          0         0
                                           ---------------------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST                  11,617,497         11,617,497        11,617,497
    LESS ACCUMULATED DEPRECIATION                   (3,129,697)        (3,129,697)       (3,129,697)
    NET BOOK VALUE OF PP&E                           8,487,800          8,487,800         8,487,800        0          0         0
OTHER ASSETS:
    TAX DEPOSITS                                             0                  0                 0
    INVESTMENTS IN SUBS                            (66,884,551)       (66,884,551)      (66,984,551)
    DEFERRED BOND COSTS, NET                            78,375             78,375            78,375



                                           =======================================================================================
    TOTAL ASSETS                                  ($57,824,670)      ($57,827,070)     ($57,869,817)      $0         $0        $0
                                           =======================================================================================

MOR-2

     CASE NAME:  ERLY Industries, Inc.              CASE NUMBER:  98-21515-C-11


                          COMPARATIVE BALANCE SHEETS

------------------------------------------------------------------------------------------------------------------------------------

     LIABILITIES & OWNERS EQUITY             FILING DATE*
                                              09/28/1998         OCTOBER, 1998       NOVEMBER, 1998
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
 POST-PETITION LIABILITIES (MOR-4)              $         0       $      22,216        $      38,225
                                         -------------------------------------------------------------------------------------------

PRE-PETITION LIABILITIES:
 NOTES PAYABLE - SECURED                        $ 6,102,725       $   6,102,725        $   6,102,725
 PRIORITY DEBT                                            0                   0                    0
 FEDERAL INCOME TAX                               1,864,285           1,864,285            1,864,285
 FICA/WITHHOLDING                                         0                   0                    0
 UNSECURED DEBT                                   1,167,204           1,167,204            1,167,204
 OTHER - INTERCO PAYABLES                        13,193,230          13,193,230           13,193,230
                                         -------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                22,327,444          22,349,660           22,365,669        0          0          0
                                         -------------------------------------------------------------------------------------------

OWNER'S EQUITY (DEFICIT)
 PREFERRED STOCK                                          0                   0                    0
 COMMON STOCK                                        57,621              57,621               57,621
 ADDITIONAL PAID-IN CAPITAL                      33,070,204          33,070,204           33,070,204
 RETAINED EARNINGS: FILING DATE                (113,279,939)       (113,279,939)        (113,279,939)
 RETAINED EARNINGS: POST FILING DATE                      0             (24,616)             (83,372)
TOTAL OWNER'S EQUITY (NET WORTH)                (80,152,114)        (80,176,730)         (80,235,486)       0          0          0
                                         ===========================================================================================

TOTAL LIABILITIES & OWNER'S EQUITY             ($57,824,670)       ($57,827,070)        ($57,869,817)      $0         $0         $0
                                         ===========================================================================================


MOR-3

     CASE NAME:  ERLY INDUSTRIES, INC.                CASE NUMBER: 98-21515-C-11

                     SCHEDULE OF POST-PETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------------------------------------

                                           OCTOBER, 1998    NOVEMBER, 1998
  ----------------------------------------------------------------------------------------------------------------------------------

TRADE ACCOUNTS PAYABLE                             $ 3,015          $20,749
TAX PAYABLE
  FEDERAL PAYROLL TAXES                            $     0          $     0
  STATE PAYROLL & SALES TAXES                            0              276
  AD VALOREM TAXES                                       0                0
  OTHER TAXES                                            0                0
                                         -------------------------------------------------------------------------------------------

TOTAL TAXES PAYABLE                                      0              276          0              0              0               0

                                         -------------------------------------------------------------------------------------------

SECURED DEBT POST-PETITION                               0                0
ACCRUED INTEREST PAYABLE                                 0                0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                  6,201                0
OTHER ACCRUED LIABILITIES:
1 DIRECTOR'S FEES (MOR-9)                            3,000                0
2 ACCRUED PAYROLL FOR OCTOBER (MOR-9)               10,000
3                                                        0                0
                                         ===========================================================================================

TOTAL POST-PETITION LIABILITIES (MOR-3)            $22,216          $38,225         $0             $0             $0              $0

                                         ===========================================================================================


  * Payment Requires Court Approval

MOR-4

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11


                                                AGING OF POST-PETITION LIABILITIES
                                                          NOVEMBER, 1998
----------------------------------------------------------------------------------------------------------------------------------
      DAYS               TOTAL              TRADE ACCTS          FED TAXES          STATE TAXES       AD-VALOREM             OTHER
                                                                                                     & OTHER TAXES

----------------------------------------------------------------------------------------------------------------------------------
      0-30                     $38,225                $20,749                  $0            $276              $0          $17,200
     31-60                          $0                      0                   0               0               0                0
     61-90                          $0                      0                   0               0               0                0
      91+                           $0                      0                   0               0               0                0
                 -----------------------------------------------------------------------------------------------------------------
     TOTAL                     $38,225                $20,749                  $0            $276              $0          $17,200
                 -----------------------------------------------------------------------------------------------------------------


                                                   AGING OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
     MONTH           OCTOBER, 1998         NOVEMBER, 1998
---------------------------------------------------------------------------------------------------------------------------------
   0-30 DAYS                  $241,322               $248,389                                                                    (1)

   31-60 DAYS                       $0                     $0
   61-90 DAYS                       $0                     $0
    91+ DAYS                        $0                     $0
                 ================================================================================================================
     TOTAL                    $241,322               $248,389                  $0              $0              $0              $0
                 ================================================================================================================

(1)  See attachment

MOR-5

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11


                                                   STATEMENT OF INCOME OR (LOSS)
-----------------------------------------------------------------------------------------------------------------------
                         MONTH                          OCTOBER, 1998          NOVEMBER, 1998
-----------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                                        $0                     $0
TOTAL COST OF REVENUES                                                   0                      0
                                                    -------------------------------------------------------------------
GROSS PROFIT                                                            $0                     $0                    $0
                                                    -------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                                 $0
    GENERAL & ADMINISTRATIVE                                         5,415                  6,460
    INSIDERS COMPENSATION                                           13,000                 29,965
    PROFESSIONAL FEES                                                6,201                  2,858
    OTHER (attach list)  SEE FOOTNOTES                                   0                 19,473

                                                    -------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            24,616                 58,756                     0
                                                    -------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                                ($24,616)              ($58,756)                   $0
                                                    -------------------------------------------------------------------
    INTEREST EXPENSE                                                     0                      0
    DEPRECIATION                                                         0                      0
    OTHER(INCOME)EXPENSE(MOR-10)                                         0                      0
    OTHER ITEMS(MOR-10)                                                  0                      0

                                                    -------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                              $0                     $0                    $0
                                                    -------------------------------------------------------------------
NET INCOME BEFORE TAXES                                           ($24,616)              ($58,756)                   $0
                                                    -------------------------------------------------------------------
FEDERAL INCOME TAXES                                                    $0                     $0                    $0
                                                    -------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                         ($24,616)              ($58,756)                   $0
                                                    ===================================================================

                                                   STATEMENT OF INCOME OR (LOSS)
------------------------------------------------------------------------------------------------------------------------
                         MONTH                                                                       FILING TO DATE
------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                                                                                     $0
TOTAL COST OF REVENUES                                                                                               $0
                                                   ---------------------------------------------------------------------
GROSS PROFIT                                                           $0                     $0                     $0
                                                   ---------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                                                                              $0
    GENERAL & ADMINISTRATIVE                                                                                    $11,875
    INSIDERS COMPENSATION                                                                                       $42,965
    PROFESSIONAL FEES                                                                                            $9,059
    OTHER (attach list)  SEE FOOTNOTES                                                                          $19,473
                                                                                                                     $0
                                                   ---------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                0                      0                 83,372
                                                   ---------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                                     $0                     $0               ($83,372)
                                                   ---------------------------------------------------------------------
    INTEREST EXPENSE                                                                                                 $0
    DEPRECIATION                                                                                                     $0
    OTHER(INCOME)EXPENSE(MOR-10)                                                                                     $0
    OTHER ITEMS(MOR-10)                                                                                              $0
                                                                                                 -----------------------
                                                   ---------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                             $0                     $0                     $0
                                                   ---------------------------------------------------------------------
NET INCOME BEFORE TAXES                                                $0                     $0               ($83,372)
                                                   ---------------------------------------------------------------------
FEDERAL INCOME TAXES                                                   $0                     $0                     $0
                                                   ---------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                              $0                     $0               ($83,372)
                                                   =====================================================================

MOR-6

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11


      -------------------------------------------------------------------------------------------------------------------
              CASH RECEIPTS AND DISBURSEMENTS             OCTOBER, 1998         NOVEMBER, 1998
      -------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                                    $141,972               $139,572
                                                      -------------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                                         $0                     $0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                                   0                      0
  4   LOANS & ADVANCES                                                    0                      0
  5   SALE OF ASSETS                                                      0                      0
  6   OTHER (attach list)                                             1,648                102,340
                                                      -------------------------------------------------------------------
TOTAL RECEIPTS                                                        1,648                102,340
                                                      -------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                                         0                  6,896
  8   PAYROLL TAXES PAID                                                  0                  3,593
  9   SALES, USE & OTHER TAXES PAID                                       0                      0
 10   SECURED/RENTAL/LEASES                                               0                      0
 11   UTILITIES                                                           0                      0
 12   INSURANCE                                                       1,996                 10,157
 13   INVENTORY PURCHASES                                                 0                      0
 14   VEHICLE EXPENSE                                                     0                      0
 15   TRAVEL & ENTERTAINMENT                                              0                     90
 16   REPAIRS, MAINTENANCE & SUPPLIES                                     0                      0
 17   ADMINISTRATIVE & SELLING                                        1,222                    571
 18   OTHER(attach list)                                                  0                 33,538
                                                      -------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                   3,218                 54,845                      0
                                                      -------------------------------------------------------------------
 19   PROFESSIONAL FEES                                                   0                  9,059
 20   U.S. TRUSTEE FEES                                                 830                    250
 21   OTHER REORGANIZATION EXPENSES (attach list)                         0                      0
                                                      -------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                  $4,048                $64,154                     $0
                                                      -------------------------------------------------------------------
 22   NET CASH FLOW                                                  (2,400)                38,186                      0
                                                      ===================================================================
 23   CASH - END OF MONTH (MOR-2)                                  $139,572               $177,758                     $0
                                                      ===================================================================

      ---------------------------------------------------------------------------------------------------------------------
              CASH RECEIPTS AND DISBURSEMENTS
      ---------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH
                                                      ---------------------------------------------------------------------
RECEIPTS:
  2   CASH SALES
  3   COLLECTION OF ACCOUNTS RECEIVABLE
  4   LOANS & ADVANCES
  5   SALE OF ASSETS
  6   OTHER (attach list)
                                                      ---------------------------------------------------------------------
TOTAL RECEIPTS
                                                      ---------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL
  8   PAYROLL TAXES PAID
  9   SALES, USE & OTHER TAXES PAID
 10   SECURED/RENTAL/LEASES
 11   UTILITIES
 12   INSURANCE
 13   INVENTORY PURCHASES
 14   VEHICLE EXPENSE
 15   TRAVEL & ENTERTAINMENT
 16   REPAIRS, MAINTENANCE & SUPPLIES
 17   ADMINISTRATIVE & SELLING
 18   OTHER(attach list)
                                                      ---------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                         0                      0                     0
                                                      ---------------------------------------------------------------------
 19   PROFESSIONAL FEES
 20   U.S. TRUSTEE FEES
 21   OTHER REORGANIZATION EXPENSES (attach list)
                                                      ---------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                        $0                     $0                    $0
                                                      ---------------------------------------------------------------------
 22   NET CASH FLOW                                                         0                      0                     0
                                                      =====================================================================
 23   CASH - END OF MONTH (MOR-2)                                          $0                     $0                    $0
                                                      =====================================================================

MOR-7

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11

                                                    CASH ACCOUNT RECONCILIATION
                                                      MONTH OF NOVEMBER, 1998

                                  -------------------------------------------------------------------------------------
BANK NAME                          UNION PLANTERS BANK     BANK OF AMERICA    BANK OF AMERICA   BANK ONE, ARIZONA, NA
                                  -------------------------------------------------------------------------------------
ACCOUNT NUMBER                          9500013041           00991-06046        03445-09141          2357-0372
                                  -------------------------------------------------------------------------------------
ACCOUNT TYPE                            OPERATING              PAYROLL           OPERATING           OPERATING
                                  -------------------------------------------------------------------------------------

BANK BALANCE                                    $195,715              CLOSED             CLOSED              CLOSED
DEPOSIT IN TRANSIT                                     0                   0                  0                   0
OUTSTANDING CHECKS                                22,957                   0                  0                   0

                                  =====================================================================================
ADJUSTED BANK BALANCE                           $172,758                  $0                 $0                  $0
                                  =====================================================================================

BEGINNING CASH - PER BOOKS                      $134,572                  $0                 $0                  $0
RECEIPTS                                         102,340                   0                  0                   0
TRANSFER BETWEEN ACCOUNTS                              0                   0                  0                   0
CHECKS/OTHER DISBURSEMENTS                        64,154                   0                  0                   0

                                  =====================================================================================
ENDING CASH - PER BOOKS                         $172,758                  $0                 $0                  $0
                                  =====================================================================================

                                                    CASH ACCOUNT RECONCILIATION
                                                      MONTH OF NOVEMBER, 1998

                                  ------------------------------------------------------
BANK NAME                         WELLS FARGO         PETTY CASH            TOTAL
                                  ------------------------------------------------------
ACCOUNT NUMBER                     4311854350             NA
                                  ------------------------------------------------------
ACCOUNT TYPE                       OPERATING              NA
                                  ------------------------------------------------------

BANK BALANCE                               CLOSED              $5,000           $200,715
DEPOSIT IN TRANSIT                                                                     0
OUTSTANDING CHECKS                                                                22,957

                                  ======================================================
ADJUSTED BANK BALANCE                          $0              $5,000           $177,758
                                  ======================================================

BEGINNING CASH - PER BOOKS                     $0              $5,000           $139,572
RECEIPTS                                        0                   0            102,340
TRANSFER BETWEEN ACCOUNTS                       0                   0                  0
CHECKS/OTHER DISBURSEMENTS                      0                   0             64,154

                                  ======================================================
ENDING CASH - PER BOOKS                        $0              $5,000           $177,758
                                  ======================================================

MOR-8

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER: A98-21515-C-11


                    PAYMENTS TO INSIDERS AND PROFESSIONALS

        ----------------------------------------------------------------------------------------------
         INSIDERS: NAME/POSITION/COMP TYPE     OCTOBER, 1998                NOVEMBER, 1998
        ----------------------------------------------------------------------------------------------
   1    EUGENE CAFIERO/DIRECTOR/FEES                      3,000              6,000
   2    NANETTE KELLEY/PRES/SALARY                       10,000             10,000
   3    WENDY REEVES/ASSTSEC/SALARY (2)                                      7,200
   4    BERYL ANTHONY /DIRECTOR/FEES                                         6,000
   5    BILL BLAKE/DIRECTOR/FEES                                             6,000
   6    PETE SEALE, JR./DIRECTOR/FEES                                        6,000
   7
   8
                                            ==========================================================
TOTAL INSIDERS  (MOR-1)                                 $13,000            $41,200                  $0
                                            ==========================================================
        ----------------------------------------------------------------------------------------------
           PROFESSIONALS NAME/ORDER DATE       OCTOBER, 1998      NOVEMBER, 1998
        ----------------------------------------------------------------------------------------------
   1    THOMAS WHITLOCK/11/2/98                           6,201                  0
   2    MATTHEW ROSENSTEIN                                    0              2,562
   3    R R DONNELLEY REC, INC.                               0                296
   4
   5
   6
   7
   8
                                            ==========================================================
TOTAL PROFESSIONALS (MOR-1)                              $6,201             $2,858                  $0
                                            ==========================================================

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

        ----------------------------------------------------------------------------------------------
         INSIDERS: NAME/POSITION/COMP TYPE
        ----------------------------------------------------------------------------------------------
   1    EUGENE CAFIERO/DIRECTOR/FEES
   2    NANETTE KELLEY/PRES/SALARY
   3    WENDY REEVES/ASSTSEC/SALARY (2)
   4    BERYL ANTHONY /DIRECTOR/FEES
   5    BILL BLAKE/DIRECTOR/FEES
   6    PETE SEALE, JR./DIRECTOR/FEES
   7
   8
                                            ==========================================================
TOTAL INSIDERS  (MOR-1)                                     $0                 $0                  $0
                                            ==========================================================
        ----------------------------------------------------------------------------------------------
           PROFESSIONALS NAME/ORDER DATE
        ----------------------------------------------------------------------------------------------
   1    THOMAS WHITLOCK/11/2/98
   2    MATTHEW ROSENSTEIN
   3    R R DONNELLEY REC, INC.
   4
   5
   6
   7
   8
                                            ==========================================================
TOTAL PROFESSIONALS (MOR-1)                                 $0                 $0                  $0
                                            ==========================================================


MOR-9

     CASE NERLY Industries, Inc.                      CASE NUMBER: 98-21515-C-11


                          FOOTNOTES TO MOR SCHEDULES
                                NOVEMBER, 1998

MOR REF:


MOR-1
MOR-2
MOR-3
MOR-4
MOR-5
            1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY                      $41,322
            2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP                            $200,000
            3 CHEMONICS INTERNATIONAL, INC.  - INSURANCE REIMBURSEMENT                                 $7,067
                                                                                          ===================
        TOTAL ACCOUNTS RECEIVABLE                                                                    $248,389
                                                                                          ===================
MOR-6
            1 STAFF FEES , OFFICE SPACE RENT,  OTHER DIRECT EXPENSES                                  $19,473
                                                                                          ===================
MOR-7
            1 REIMBURSEMENT OF COBRA PREMIUMS (4)                                                      $2,318
            2 METER REFUND CANCELLATION                                                                   $22
            3 MANAGEMENT FEES - CHEMONICS INTERNATIONAL, INC. - PRE PETITION                         $100,000
                                                                                          ===================
        TOTAL OF LINE 7                                                                              $102,340
                                                                                          ===================

           18 DIRECTOR'S FEES                                                                         $27,000
           18 ACCOUNTING FEES - CA                                                                     $6,538
                                                                                          ===================
        TOTAL OF LINE 18                                                                              $33,538
                                                                                          ===================
MOR-8
MOR-9